UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Emergent BioSolutions Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2019. EMERGENT BIOSOLUTIONS INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of EMERGENT BIOSOLUTIONS INC. 400 PROFESSIONAL DRIVE, SUITE 400 GAITHERSBURG, MD 20879 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E72181-P21991 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of:March 28, 2019 Date: May 23, 2019Time: 9:00 a.m., EDT Location: Gaithersburg Marriott Washingtonian Center 9751 Washingtonian Boulevard Gaithersburg, Maryland 20878

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E72182-P21991 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: Notice of the MeetingAnnual Report on Form 10-KProxy StatementProxy Card How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. You may also request to receive paper or e-mail copies of materials for all future meetings.There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2019 to facilitate timely delivery.

The Board of Directors recommends a vote "FOR" the election of all Class I director nominees and the Class II director nominee. 1. To elect three Class I directors to hold office for a term expiring at our 2022 Annual Meeting of Stockholders and one Class II director for a term expiring at our 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Nominees Class I: 1a. Fuad El-Hibri 1b. Ronald B. Richard 1c. Kathryn C. Zoon, Ph.D. Nominee Class II: 1d. Seamus Mulligan The Board of Directors recommends a vote "FOR" Proposals 2 and 3. 2. To ratify the appointment by the audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. Advisory vote to approve executive compensation. E72183-P21991 Voting Items

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